SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  May 29, 2003




                         JONES LANG LASALLE INCORPORATED
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Maryland                      001-13145                 36-4150422
------------------------      --------------------           ---------------
(State or other juris-        (Commission File               (IRS Employer
diction of incorporation)     Number)                        Identification
                                                             No.)




     200 East Randolph Drive, Chicago, IL                       60601
     ------------------------------------                    ----------
    (Address of principal executive office)                  (Zip Code)




Registrant's telephone number, including area code:         (312) 782-5800




                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

      The following exhibit is included with this Report:

      99.1. Jones Lang LaSalle May 2003 Investor Relations
            Presentation



ITEM 9.  REGULATION FD DISCLOSURE.

Additional information of the registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.




NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 29, 2003          JONES LANG LASALLE INCORPORATED



                                    By:     /s/ Brian P. Hake
                                            ------------------------------
                                    Name:   Brian P. Hake

                                    Title: Executive Vice President
                                            and Treasurer

                                  EXHIBIT INDEX
                                  -------------




Exhibit 99.1      Jones Lang LaSalle May 2003 Investor Relations
                  Presentation